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                           BNY Hamilton Funds, Inc.

                       Supplement dated October 5, 2007
                                 to Prospectus
                             dated April 30, 2007

As noted in your Prospectus, on December 4, 2006, The Bank of New York Company, Inc., which is the parent company of The Bank of New York (the "Advisor"), the investment adviser to BNY Hamilton Funds, Inc. and each series thereof, entered into a definitive agreement to merge with Mellon Financial Corporation to form The Bank of New York Mellon Corporation. The merger was completed on July 2, 2007, and effective as of such date the Advisor became a wholly-owned subsidiary of The Bank of New York Mellon Corporation.